U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                     FORM 8K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):OCTOBER  18,  2001
                                                        ------------------


                             KETTLE RIVER GROUP INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                  0-32479                76-0616468
          ------                 --------               -----------
      (State  or  other          (Commission              (IRS  employer
        Jurisdiction            file  number)             Identification
      of  incorporation)                                    Number)

           141  757  WEST  HASTINGS  STREET,  SUITE  676
           VANCOUVER,  BRITISH  COLUMBIA,  CANADA         V6C  1A1
           --------------------------------------         --------
           (Address  of  principal  executive  offices)  (Zip Code)

Copies  to:
Michael  McGrath
366  Bay  Street,  Suite  800,  Toronto,  Ontario,  Canada  M5H  4B2


Registrants  telephone  number,  including  area  code:(604)-681-7806
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 ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

ACQUISITION  AGREEMENT

Pursuant to a Voluntary Share Exchange Agreement (the Agreement) dated October 18, 2001, Kettle River Group Inc. (the Company), a Nevada corporation, acquired all of the outstanding shares of common stock of Urbanesq.com Inc. (Urbanesq), an Ontario, Canada corporation, from the shareholders of Urbanesq in exchange for an aggregate of 6,500,000 shares of its common stock (the Exchange). Immediately following the Exchange, certain shareholders of the Company surrendered an aggregate of 7,500,000 shares of common stock to the Company which was immediately cancelled by the Company. The Exchange was effectively a reverse takeover of the Company by Urbanesq, in that the shareholders of Urbanesq became majority holders of the Company's outstanding common stock.

The Exchange was approved by the unanimous consent of the Board of Directors of Urbanesq on October 15, 2001 and by all of its shareholders on October 17, 2001. The Exchange was also approved by unanimous consent of the Board of Directors of the Company on October 15, 2001. No Company shareholder vote was required. The Exchange was effective on October 18, 2001. The Exchange is intended to qualify as a reorganization within the meaning of Section 368(a) (1)(B) of the Internal Revenue Code of 1986, as amended.

A copy of the Agreement and Plan of Exchange is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

CONTROL  OF  THE  COMPANY

The Company had 13,500,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Exchange, and 12,500,000 shares issued and outstanding following the Exchange. Urbanesq had 1,354,167 shares of common stock of no par value per share issued and outstanding prior to the Exchange. Immediately upon the effectiveness of the Exchange, certain shareholders of the Company surrendered a total of 7,500,000 shares to the Company and the Company immediately cancelled the shares, thereby reducing the number of issued and outstanding shares of its common stock. As a result, the Company has 12,500,000 shares of common stock issued and outstanding as of October 19, 2001, 52 percent of which are held by the former shareholders of Urbanesq.


Effective October 18, 2001, four new directors were elected to fill vacancies on the Board of Directors of the Company and new officers were appointed. Christine Cerisse remains a Director and Treasurer of the Company but has resigned as President and Secretary. Michael McGrath, Robert Vivacqua, former members of the Board of Directors of Urbanesq, and Larry Wintemute and Lorne Catling, were elected members of the Board of Directors of the Company. The Board of Directors of the Company appointed Michael McGrath to serve as President, Robert Vivacqua to serve as Secretary and Christine Cerisse to serve as Chairman with special powers over the funds of the Company. By Board consent, the President's power and authority to bind the Corporation with respect to financial obligations was limited to individual expenditures of $10,000, or to a series of related expenditures of up to $10,000, unless the approval of the Chairman or a majority of the Board is first obtained

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Upon the closing date of the Exchange, October 18, 2001, Urbanesq became a wholly owned subsidiary of the Company by way of a reverse takeover whereby the former shareholders of Urbanesq became, as a group, the controlling shareholders of the Company, holding 52 percent of the outstanding common stock of the Company. The Exchange has been accounted for as a purchase. As a result of the Exchange, the Company has control over the assets and business plan of Urbanesq.

In exchange for all of the outstanding shares of common stock of Urbanesq, being 1,354,167 common shares, the Company issued from its treasury an aggregate of 6,500,000 shares of its common stock, having a par value of $0.001 per share to the shareholders of Urbanesq.

The consideration exchanged pursuant to the Exchange was negotiated between Urbanesq and the Company. In evaluating the transaction, the Company used criteria such as the value of the assets of Urbanesq, Urbanesq's operations, business name and reputation, and quality of management. The Company determined that the consideration for the Exchange was reasonable.

The offering of the Company's shares to the shareholders of Urbanesq was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the Act). As a result, the 6,500,000 shares of the Company's common stock held by the shareholders of Urbanesq are restricted securities subject to Rule 144 of the Act.
                          (A)  DESCRIPTION OF BUSINESS

DESCRIPTION  OF  THE  BUSINESS  OF  THE  COMPANY

The Company was organized under the laws of the State of Nevada on August 18, 1999. The Company is in its developmental and promotional stages. The Company activities have been organizational, directed at acquiring its principal asset, raising its initial capital and developing its business plan. On February 14, 2000, the Company acquired a license to distribute Vitaminalherb.com products to health and fitness professionals in Great Britain. The Company's business plan has been focused on preparing to sell vitamins and related products through the Internet to markets within the geographic territory of Great Britain. In order to better facilitate its business goals, the Company voluntarily filed with the SEC a Form 10-SB on March 22, 2001 and became a reporting issuer under the Exchange Act on May 21, 2001. From the time it became a reporting issuer until the Exchange, the Company did not engage in any commercial business activities. In September, 2001, the Company began negotiating the business combination with Urbanesq. Further detailed information about the Company can be found in its Form 10-SB, as amended, filed with the SEC on March 23, 2001.

DESCRIPTION  OF  THE  BUSINESS  OF  URBANESQ.COM  INC.  (URBANESQ)
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BACKGROUND

Urbanesq was formed on August 25, 2000, in the Province of Ontario, Canada. Urbanesq is in its developmental stage. To date, Urbanesq has spent its time and resources on the research and development of its key product. Its principal product, which is called The Hipster. The Hipster is a sleek music and communication delivery machine about the size of a Palm Pilot or a Blackberry that fits on a belt and connects to a set of stereo earphones. The Hipster is designed to access information from the Internet. The plan is to deliver multiple services on a subscription basis, including the cost of hardware, in a manner similar to the way a consumer currently pays for a cellular telephone. The target market for The Hipster will be the teen and young adult market. Information about The Hipster and for The Hipster is being put on the Internet at www.hipster.com. During construction of the Web site, some information about the product may be viewed at www.flypapercreations.com/urbanesq.

The key features of The Hipster are as follows:

A Full Function Portable Digital Music Player. The Hipster is designed to enable full use of proprietary and public domain drivers and technology, including the ability to download music files directly from the user's home PC or the user's private library at www.myhipster.com (or when at home by linking to the user's personal computer at www.hipster.com).

A Fully Functional Internet and RF Radio Receiver - The plan is to offer a superior selection of real time international radio broadcasting through The Hipster. Through the relationship with RadioTower.com, the company intends for The Hipster to be able to obtain real time access to over 1,300 digitally delivered radio stations.

Interface A - full function key board and screen will be installed with the open architecture and user friendly software, which will enable the user to control the unit and access its various services.

Digital Text - Messaging An integrated digital text messenger and instant email/voicemail system will be integrated into the unit to enable an instant text and voice messaging system and a text chat function to the device.

The Hipster Web site - (www.myhipster.com) plays an important role for many of the ancillary products offered through The Hipster. Urbanesq expects that the more technologically savvy consumer should be able to use The Hipster and the Web site to:

-  Trade  CDs  with  other  members;
-  Check  the  activity  calendar;
-  Organizes  a  personal  Hipster  library;
-  View  digitally  streamed  concerts;
-  Learn  more  about  various  bands;
-  Chat  with  other  music  aficionados;
-  Get  the  latest  update  on  concerts  and  events;
-  Learn  about  new  commercial  partners  and  earn  Music  Dollars;
-  Purchase  hardware  upgrades  and  add  on  products;
-  Listen  to  music  on  a  large  number  of  radio  stations;
-  Chat  long  distance  to  friends  at  tremendous  savings;
- Use The Hipsters Web - based mixing studio, a leading piece of software and customer upgrade product, that encourages performers and DJs to mix and create their own music montage. Customer originated montages are expected to form an integral part of the independent content available exclusively to users of The Hipster.

For  the  Sponsor  -  the  myhipster  Web  site is expected to deliver:
--------------------------------------------------------
-  A  large  volume  site  that  drives  consumers  to  their  own  site;
-  A  visual  advertising  site;
-  An  opportunity  to  make  special  offers;  and
-  A  place  to  sell  products

The primary purpose of The Hipster is to be a universal, portable communications tool to keep the consumer in touch with others. In addition, it will provides easy access to a large variety of music. Urbanesq intends to market The Hipster as a trusted and instantaneous source of information for young adult activities and events.

The company believes that The Hipster will be an alternative to purchasing CDs or CD players. The consumer will simply pay one low monthly fee to connect to an extensive source of music and information.

For a fee of $10.00 per month, young adults subscribe to The Hipster service, which will provide them with:

-  Consumer  selected  music  channels;
-  Low  cost  digitally  delivered  CDs;
-  Calendars  of  concerts,  events,  and  hot  places  to  be  and  be  seen;
-  VIP  treatment  at  major  concerts;
-  Front  of  the  line  tickets;
-  Ticket  discounts;
-  Insider  knowledge;  and
-  Unlimited  text  communication.

In addition to the base subscription revenue, there will be five additional revenue sources:

1.       Hardware  sales  upgrades  and  add  on  products;
2.       Radio  Station  Channel  and  Internet  site  advertising  revenue;
3.       Long  distance  and  local  Internet  telephone  subscription  revenue;
4.       Co  op  marketing  revenue;  and
5.       Credit  service  revenue.

The plan is to earn the bulk of the income from its the base subscription service. This service is expected to be supported by an information and music Web site at www.hipster.com. However, Urbanesq's business plan also involves becoming a loyalty company [what does this mean?] with the objective of generating income by:

1. Helping client companies maximize their marketing expenditures through a cooperative loyalty program The Great Music Giveaway supported by a web site www.thegreatmusicgiveaway.com; and -----------------------------

2. Operating a cluster of music and entertainment oriented web sites that earn their income through sponsorship, merchandise sales and advertising the first of which will be www.hipster.com.

Urbanesq is currently negotiating a contract with eConcepts of Montreal, Quebec to manufacture The Hipster handheld. No final agreement has been reached. The parties, however, are confident that they will reach agreement shortly.

MARKETING  AND  DISTRIBUTION
----------------------------

The Hipster can be marketed and sold in a traditional manner through music and technology stores earning the store a percentage of the upfront sales price and then providing the recipient with the first year of subscription free. This is a rather costly approach, for the Company however, due to the amount of resources expended up front on distribution and marketing and for the user, due to the amount that a user will be expected to pay initially.

To overcome both issues, Urbanesq has identified another means of distributing its product. The Hipster can initially be distributed as a give away promotional device in an integrated program connected to one or more major lifestyle brands as part of The Great Music Giveaway.

Urbanesq has plans to join up with the greatest names in music distributors, and develop a shared Website called The Great Music Giveaway. Participating brands will give away Music Dollars in respective packages and promote the Web-site on packaging, other media and public awareness programs and online. Consumers will be able to redeem Music Dollars towards the purchase of concert tickets, CDs, hamburgers, beverages and subscriptions through The Hipster. The program is being developed to work very much like a frequent flyer club or a book club. By partnering with existing brands, Urbanesq believes it can increase its marketing reach and gain efficiency in building awareness, distribution potential and securing credibility. Urbanesq anticipates the following categories of companies will participate:

-  An  international  brewer;
-  A  credit  card  company;
-  A  major  bank;
-  A  long  distance  carrier;
-  A  cell  phone  carrier;
-  A  Web  -  site  portal;
-  A  fast  food  chain;
-  A  soft  drink  carrier;
-  A  spirits  company;
-  An  oil  company;  and
-  An  infomercial  partner

The Hipster Web site (www.hipster.com) represents a marketing opportunity for advertisers, sponsors, and merchants looking to reach their target markets. It will be a sister site to the main Web sites (www.myhipster.com and www.thegreatmusicgivaway.com) and is expected to bring live urban-oriented events, music, cultural content, and a targeted product lines to the consumer through the Internet.

The recording artists are awarded in a couple of ways. There is an established protocol for radio stations to pay royalties to recording artists. They pay a royalty fee for each record they play based on their estimated audience. These fees are paid to the government in the jurisdiction in which they are based (in Canada the body is SOCAN). Urbanesq proposes to establish a network of stations that honours this protocol.

Urbanesq is seeking legal advice to confirm that it will fall under this protocol when the consumer delays listening to the station storing the data until morning. Urbanesq has considered the following as it considers its alternatives:

1. The breadth of Internet audio broadcast and the strength of the public lobby for free Internet radio will help to ensure that the Internet as a medium for radio largely remains an unregulated or self regulated medium;

2. Urbanesq will pay the artists a percentage of monthly subscription fees based on the music the consumer keeps on The Hipster and will pay the artist a fee when his or her album is down-loaded from any of its domains; and

3. The radio station network will be located in a tax free zone and will pay royalties through the local government directly to the artist or if requested by the artist to the record company. (All royalty payments will be monitored by both the local government and a well recognized global accounting firm. All royalties will be held in trust by a major bank.)

COMPETITIVE  ADVANTAGE
----------------------

COMPETITION

Many of the Company's potential competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than the Company. The Company plans to attract and retain consumers through the following key attributes of its business:

-  Direct  sales  to  purchasers  via  advertising  in  selected  magazines  and
-  journals;
-  Direct  sales  via  trade  shows;
-  Promotion  in  local  and  national  dealer  showrooms;  and
-  Reviews  in  trade  journals  and  other  similar  media  forums.

Urbanesq's competitive advantage starts with understanding the young adult Market and its needs. Urbanesq researched and developed The Hipster based on its understanding of the needs of its potential consumers. Urbanesq is working to be first to market with a handheld personal computing device specifically for teens and young adults. The Hipster's low cost and ability to access music quickly and in large volumes are two key competitive advantages.


REGULATORY  ENVIRONMENT

The manufacture and use of The Hipster may be subject to regulation by one or more federal agencies, including the Federal Trade Commission and the Canadian Radio and Television Commission. These activities also may be regulated by various agencies of the states, localities and foreign countries in which consumers reside.


INTELLECTUAL  PROPERTY

The nature of patent and trademark registration is very complex and requires legal expertise. Urbanesq To date, no applications have been prepared to patent any of Urbanesq's assets or concepts.

EMPLOYEES

Urbanesq is in its developmental stage and currently has no employees. Urbanesq looked to its directors and officers for their combined entrepreneurial skills and talents. For a complete discussion of the directors and officers and their experience, please see the section of this Form 8 K entitled Directors and Executive Officers. Management plans to use consultants, attorneys and accountants as necessary. A portion of any employee compensation package likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of the Company's common stock. PRESS RELEASE ON EXCHANGE

The Company has issued a press release with respect to the Exchange, a copy of which is attached as Exhibit 99 to this Form 8-K
 .
                           (B) DESCRIPTION OF PROPERTY

Urbanesq  does  not  own  or  lease  any  real  property.

                         (C) MANAGEMENTS DISCUSSION AND
                         ANALYSIS OR PLAN OF OPERATIONS
The following discussion and analysis of Urbanesq's financial condition should be read in conjunction with its audited financial statements and the pro forma financial information appearing elsewhere in this Form 8 K. This Form 8-K contains forward looking statements, the accuracy of which involves risks and uncertainties. Words such as anticipates, believes, plans, expects, future, intends and similar expressions are used to identify forward looking statements. This Form 8 K also contains forward looking statements attributed to certain third parties relating to their estimates regarding the potential markets for the Urbanesq products. Prospective investors should not place undue reliance on these forward looking statements, which apply only as of the date of this Form 8-K. The actual results could differ materially from those anticipated in these forward looking statements for many reasons, including the risks faced by the Company described elsewhere in this Form 8-K.

OVERVIEW

During the period from August 20, 2000 (date of incorporation) through September 30, 2001, Urbanesq engaged in the development of its principal product, computer programs and Web sites. Urbanesq received no revenues during this period.

For the most recent fiscal year, Urbanesq incurred a net loss in the amount of $335,926 as a result of organizational expenses and expenses associated with setting up a company structure to begin implementing its business plan. The Company anticipates that until these procedures are completed, it will not generate revenues, and may continue to operate at a loss thereafter, depending upon the performance of the business.

The Company's business plan is to continue to develop The Hipster product and associated Web sites and products and to begin producing, marketing and selling the products over the course of the next two years[or however long mgt believes it will take to begin manufacturing and selling the products].

LIQUIDITY  AND  CAPITAL  RESOURCES

The Company is accounting for the acquisition of Urbanesq as a purchase. Consequently, the Company's pro forma consolidated balance sheet as of September 30, 2001 reflects total assets of $42,171, in the form of cash, accounts receivable and capital assets. Organizational expenses of $5,775 were paid for by the initial shareholders and expensed to operations. The Company expects to carry out its plan of business as discussed above. The Company has no immediate expenses or obligations. The officers and directors of the Company will serve without compensation until a market is developed for the Urbanesq products or the Company successfully pursues another source of revenue. The Company anticipates that during its first operational quarter, it will need a capital infusion to achieve a sustainable sales level where ongoing operations can be funded out of revenues. This capital infusion is intended to cover manufacturing costs, administrative costs, advertising costs, and costs of hiring and paying salespeople. The Company will need additional capital to carry out its business plan. No commitments to provide additional funds have been made by management or other shareholders. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to the Company or at all. The Company has no commitments for capital expenditures.

RISK  FACTORS  ASSOCIATED  WITH  THE  COMPANY  AND  ITS  BUSINESS

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

     LIMITED  OPERATING  HISTORY
 .
Urbanesq's limited operating history makes evaluation of its business and the forecasting of the Company's future results difficult. Urbanesq has only a limited operating history upon which an evaluation of its business and the Company's prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. Urbanesq has no record of commercial production, earnings or sales. The Company, therefore, continues to be in its development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level that will generate a profit.

     FUTURE  GROWTH  PREDICTIONS  MAY  BE  INACCURATE
 .
Urbanesq's limited operating history makes the prediction of future results difficult or impossible. Furthermore, Urbanesq's limited operating history leads the Company to believe that period to period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

     THE  COMPANY  ANTICIPATES  INCURRING  LOSSES  INTO  THE  FUTURE.

The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from sales of the Company's products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

     COMPETITION  FROM  LARGER  COMPANIES  IS  EXPECTED
 .
The media and entertainment industries are intensely competitive and the Company will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

THE COMPANYS ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.

The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund the continued development and production of The Hipster and related products and eventually marketing and distribution of the products.
Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced. Such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on its ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

GOVERNMENT REGULATION OF THE INTERNET COULD ADVERSELY AFFECT THE COMPANYS PROFITABILITY

Existing or future legislation could limit growth in use of the Internet, which would curtail the Company's revenue growth. Any new regulation of Internet commerce could damage the Company's business, affect the profitability and perhaps the viability of its business plan, and cause the price of its common stock to decline. Regulation could prove to be burdensome, and impose significant additional costs on the Company's business or subject it to additional liabilities. Regulation is likely in the areas of user privacy, pricing, content, taxation and quality of products and services. Laws and regulations applying to the solicitation, collection, or processing of personal or consumer information could limit the Company's activities. In addition, any regulation imposing fees for Internet use could result in a decline in the use of the Internet and the viability of Internet commerce, which would have a material adverse effect on the Company's business, results of operations, and financial condition.

ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANYS BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.

The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers use of credit and cause a material adverse effect on the Company's revenues and profitability.
SALES  AND  DISTRIBUTION.

The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

MARKET  ACCEPTANCE.

The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

THE COMPANYS OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY

In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

CONFLICTS  OF  INTEREST  OF  CERTAIN  DIRECTORS  AND  OFFICERS  OF  THE COMPANY.

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

LIMITED LIABILITY OF THE COMPANYS EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.

The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage shareholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a shareholders investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by laws. The impact on a shareholders investment in terms of the cost of defending a lawsuit may deter the shareholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

                        (D) SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 19, 2001, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown. On October 19, 2001, there were 12,500,000 shares of common stock issued and outstanding.


                                                              NUMBER OF   PERCENTAGE OF
NAME                                                         SHARES HELD   SHARES OWNED
-----------------------------------------------------------  -----------  --------------

Christine Cerisse                                                      0            0.0%
Larry Wintemute                                                        0            0.0%
Lorne Catling                                                          0            0.0%
Michael McGrath                                                1,632,000          13.06%
Robert Vivacqua                                                2,208,000          17.66%
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (5 persons)    3,840,000          30.72%

                       (E)  DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS
This table sets forth the name, age and position of each director and executive officer of the Company following the Exchange:


Name               Age  Position
----               ---  --------
Michael McGrath     52  President, and a Director
Larry Wintemute     51  Director
Robert Vivacqua     36  Secretary and a Director
Lorne Catling       45  Director
Christine Cerisse   47  Chairman, Treasurer and a Director



Michael  McGrath   President  and  a  Director
----------------------------------------------
Michael McGrath has had a long career in international business and marketing. He served as President and Publisher of Time Magazine Canada and was Vice President of Marketing and then Business Development for American Express at its world headquarters in New York. He was Director of Marketing for Pepsi Cola during the creation of the Pepsi Challenge and Account Director at the agency for Procter & Gamble on Scope and Pampers during their years of greatest market growth. He has served as Vice President and Worldwide head of film development and distribution for Imax Corporation and was Executive Producer on a series of films including the Academy Award nominated, Fires of Kuwait. He spent his last two years at IMAX leading its move into digital projection, which culminated in the purchase of DPI, the worlds leader in digital projection.

Robert  Vivacqua   Secretary  and  a  Director
----------------------------------------------
Robert Vivacqua has participated in leading Urbanesq and The Hipster through its development and expansion phase with an eye on fiscal responsibility. His experience in the financial industry as a leading analyst with firms such as Bank of America and Elliot & Page will provide financial expertise to the management of the Company. Mr. Vivacqua is currently a senior consultant to Manulife Financial and is based in Toronto. He has incubated and implemented successful public market trading strategies for four NASDAQ listed companies.

Larry  Wintemute   Director
---------------------------
Mr. Wintemute is a businessman residing in the City of Calgary and has been engaged in Corporate Finance for over 22 years, including matching finance groups or individuals to specific projects, from start ups to ongoing businesses in the expansion mode, advising and/or directing clients on the positives and negatives of the private and public arena. He has been involved in raising over $1 billion for various financial ventures. Mr. Wintemute's background includes being a founding partner and VP of Marketing in a Financial Brokerage firm that marketed mutual funds and life insurance products. He and his partners built a sales team of 100+ professionals, most of which held either a CFP (Certified Financial Planner) and/or LU (Life Underwriters) designation. Mr. Wintemute holds a Business Administration (Marketing Major) Diploma from Southern Alberta Institute of Technology (SAIT). After graduating from college, he owned and operated a 5000 acre farm lease and 3000 acre custom farming operation on the Blood Reserve at Standoff, Alberta. After his farming career, he has held various marketing positions and owned and/or operated several business es.

Lorne  Catling   Director
-------------------------
Lorne Catling has 25 years of direct sales and sales management experience in various wholesale and retail fields. This includes and is not limited to real estate, automotive, home renovation, and the carpet industry. He has held managerial positions with a major Ford Dealership and offered sales and motivational training to the staff. After 8 years in the auto industry Mr.
Catling was Western Regional Sales Manager for a Northwestern U.S. pay phone provider. He managed and trained a successful sales force that gained a substantial foothold in the Western Canadian market. Most recently Mr. Catling has been raising capital for small start up companies involved in the wireless remote surveillance and non institutional ATM industry.

Christine  Cerisse   Chairman,  Treasurer  and  a  Director
-----------------------------------------------------------
Ms. Cerisse has spent over 20 years in the financial industry in the field of Financial planning and financial management. In the last five years, Ms. Cerisse has had senior management responsibility in various marketing and Financial ventures. She is a Chartered and Registered Financial Planner. From May 1995 to March 2001, Ms. Cerisse was a principal in Cerisse Capital Corporation (a.k.a.
White Hills Management Group) where she provided management and business consulting for start up project teams. Additionally, Ms. Cerisse has three years of experience as a nurse and three years of experience in marketing vitamins and nutritional supplements. Currently, she is Managing Director of Sierra Group Inc., which advises private companies in becoming Public on the Over-the-Counter Bulletin Board.

Ms. Cerisse has been a principal in various entrepreneurial businesses, including real estate development and property management, financial investment and broker dealer security houses, product distribution networks, the restaurant business, and environmental and Internet related companies. She has over 20 years of sales and marketing experience, both of products and services in various industries including nutrition and health, financial services, and technology. Ms. Cerisse has been responsible for raising over 40 million dollars of financing for various private and public companies. She has assisted various companies in corporate management, preparation of contracts and financial documentation.

                              (G) LEGAL PROCEEDINGS

Urbanesq is not a party to any pending legal proceeding or litigation and none of its property is the subject of any pending legal proceeding. Further, the former directors and executive officers of Urbanesq know of no legal proceedings against Urbanesq or its property contemplated by any governmental authority.

No former director, officer, affiliate or shareholder of Urbanesq, or any Associate of any such director, officer or security holder, is a party adverse to Urbanesq or has a material interest adverse to Urbanesq in reference to pending litigation.

               (H)  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None

ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCCOUNTANT

Since inception, the Company's principal accountant has been Manning Elliott, Chartered Accountants, of Vancouver, British Columbia, Canada. Effective October 29, 2001, the Board of Directors of the Company approved the change of accountants. On October 29, 2001, management of the Company dismissed Manning Elliott and engaged Pannell Kerr Forster, Chartered Accountants, of Vancouver, British Columbia, Canada, as its independent public accountants to audit its financial statements.

The Company believes, and has been advised by Manning Elliott that it concurs with such belief, that, for the fiscal years ended December 31, 2000 and the period from inception to December 31,1999, and in the subsequent periods through the date of dismissal, the Company and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Manning Elliott on the Company's financial statements for the fiscal years ended December 31, 2000 and the period from inception to December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that the Company will continue as a going concern.

The Company has requested that Manning Elliott furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Manning Elliott agrees with the above statements, which letter accompanies this Form 8-K as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS FINANCIAL STATEMENTS
The following are the financial statements of Urbanesq.com Inc. required by Regulation S B, Item 310(c) and filed with this Form 8-K:

Independent  Auditors  Report dated October 25, 2001

Balance  Sheets  as  at  September  30,  2001  and  2000  (audited)

Statements of Operations for the year ended September 30, 2001 and for the period from inception, August 25, 2000, to September 30, 2000 (audited)

Statements of Cash Flows for the year ended September 30, 2001 and for the period from inception, August 25, 2000, to September 30, 2000 (audited)

Statements of Stockholders Equity for the year ended September 30, 2001 and for the period from inception, August 25, 2000, to September 30, 2000 (audited)

Notes  to  Financial  Statements
PRO  FORMA  FINANCIAL  INFORMATION

The following are the pro forma consolidated financial statements of Kettle River Group Inc. required by Regulation S B, Item 310(d) and filed with this Form 8K:

Pro  Forma,  Consolidated  Balance  Sheets as at September 30, 2001 (unaudited)

Pro Forma, Consolidated Statements of Operations for the year ended September 30, 2001 (unaudited)

Pro Forma, Consolidated Statement of Stockholders Equity for the year ended September 30, 2001
(unaudited)

Pro Forma, Consolidated Statements of Cash Flows for he year ended September 30, 2001 (unaudited)

Notes to ProForma Financial Information

                   REPORT  OF  INDEPENDENT  CHARTERED  ACCOUNTANTS

TO  THE  BOARD  OF  DIRECTORS  AND  STOCKHOLDERS
OF  URBANESQ.COM  INC.
(A  DEVELOPMENT  STAGE  COMPANY)

WE HAVE AUDITED THE BALANCE SHEETS OF URBANESQ.COM INC. (A DEVELOPMENT STAGE COMPANY) AS AT SEPTEMBER 30, 2001 AND 2000 AND THE STATEMENTS OF OPERATIONS, STOCKHOLDERS' EQUITY (DEFICIENCY) AND CASH FLOWS FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE THIRTY-SIX DAYS ENDED SEPTEMBER 30, 2000 AND FOR THE PERIOD
FROM THE DATE OF INCEPTION, AUGUST 25, 2000 TO SEPTEMBER 30, 2001. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM AN AUDIT TO OBTAIN REASONABLE ASSURANCE WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF URBANESQ.COM INC. (A DEVELOPMENT STAGE COMPANY), AS AT SEPTEMBER 30, 2001 AND 2000 AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD ENDED SEPTEMBER 30, 2000 IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

THE ACCOMPANYING FINANCIAL STATEMENTS HAVE BEEN PREPARED ASSUMING THE COMPANY WILL CONTINUE AS A GOING CONCERN. AS DISCUSSED IN NOTE 1 TO THE FINANCIAL STATEMENTS, THE COMPANY HAS NOT GENERATED ANY REVENUES SINCE INCEPTION AND THE COMPANY HAS A WORKING CAPITAL DEFICIT OF $59,205 AT SEPTEMBER 30, 2001. THESE FACTORS RAISE SUBSTANTIAL DOUBT ABOUT ITS ABILITY TO CONTINUE AS A GOING CONCERN. THE FINANCIAL STATEMENTS DO NOT INCLUDE ANY ADJUSTMENTS THAT MIGHT RESULT FROM THE OUTCOME OF THIS UNCERTAINTY.



"PANNELL  KERR  FORSTER"

CHARTERED  ACCOUNTANTS

VANCOUVER,  CANADA
OCTOBER  25,  2001


                                                                               1



                                URBANESQ.COM  INC.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                                 BALANCE  SHEETS
                           SEPTEMBER  30,  2001  AND  2000

========================================================================
                                                      2001       2000
------------------------------------------------------------------------

ASSETS

CURRENT
  CASH                                             $     845   $  42,722
------------------------------------------------------------------------
  ACCOUNTS  RECEIVABLE                                  4,534          0
------------------------------------------------------------------------

                                                        5,379     42,722
EQUIPMENT  (NOTE  3)                                   58,520          0
------------------------------------------------------------------------

                                                   $  63,899   $  42,722
========================================================================

LIABILITIES

CURRENT
  ACCOUNTS  PAYABLE  AND  ACCRUED  LIABILITIES      $  41,184   $      0
  LOAN  PAYABLE                                        23,400          0
------------------------------------------------------------------------

                                                       64,584          0
------------------------------------------------------------------------

STOCKHOLDERS'  EQUITY  (DEFICIENCY)

COMMON  STOCK
  AUTHORIZED
  AN  UNLIMITED  NUMBER  OF
COMMON  SHARES  OF  NO  PAR  VALUE
  ISSUED  AND  OUTSTANDING
    1,354,167     (2000  -  540,000)  COMMON  SHARES  429,185     54,000
    SUBSCRIPTIONS  RECEIVED                                 0     82,666
DEFICIT  ACCUMULATED  DURING  THE  DEVELOPMENT
  STAGE                                              (429,870)   (93,944)
------------------------------------------------------------------------


TOTAL  STOCKHOLDERS'  EQUITY  (DEFICIENCY)               (685)    42,722
------------------------------------------------------------------------


                                                   $    63,899  $ 42,722
========================================================================

SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                                               2

                                 URBANESQ.COM  INC.
                           (A  DEVELOPMENT  STAGE  COMPANY)
                             STATEMENTS  OF  OPERATIONS
       PERIOD  FROM  DATE  OF  INCEPTION (AUGUST 25, 2000) TO SEPTEMBER 30, 2001

                                                                      CUMULATIVE
                                                                         FROM
                                                     THIRTY-SIX       INCEPTION
                                    YEAR  ENDED       DAYS  ENDED           TO
                                   SEPTEMBER  30,    SEPTEMBER  30,   SEPTEMBER
30,
                                       2001             2000             2001
-
---

EXPENSES
  WEBSITE  DEVELOPMENT              $  71,479       $  68,167        $139,646
  ADVERTISING  AND  PROMOTION         102,036               0         102,036
  SALARIES                             82,500          17,000          99,500
  TRAVEL  AND  PROMOTION               32,183             700          32,883
  PROFESSIONAL  FEES                   19,580           8,000          27,580
  OFFICE,  RENT  AND
    ADMINISTRATION                     13,803              77          13,880
  DEPRECIATION                         14,345               0          14,345


NET  LOSS                         $   335,926      $    93,944      $ 429,870



BASIC  AND  DILUTED
  LOSS  PER  SHARE                $    (0.292)     $    (0.174)         =====

WEIGHTED  NUMBER  OF  SHARES  USED
  IN  BASIC  AND  DILUTED  PER  SHARE
--------------------------------
  COMPUTATION                        1,150,625         540,000          =====


SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                                               3




                                   URBANESQ.COM  INC.
                             (A  DEVELOPMENT  STAGE  COMPANY)
                           STATEMENTS  OF  STOCKHOLDERS'  EQUITY
         PERIOD  FROM  DATE OF INCEPTION (AUGUST 25, 2000) TO SEPTEMBER 30, 2001


========

                                                                                                TOTAL
                             COMMON  STOCK
                                                                                         STOCKHOLDERS'
                         NUMBER                   SUBSCRIPTIONS         ACCUMULATED            EQUITY
                       OF  SHARES       AMOUNT      RECEIVED              DEFICIT         (DEFICIENCY)
-
--------

AUGUST  25,  2000
  (INCEPTION)               0         $    0      $         0               $     0          $     0
ISSUANCE  OF
COMMON  STOCK
  FOR  SERVICES       540,000         54,000                0                     0           54,000
  AND CONCEPT
  DEVELOPMENT
  SUBSCRIPTIONS             0              0           82,666                     0           82,666
NET  LOSS                   0              0                0              (93,944)          (93,944)
-
--------

BALANCE,              540,000         54,000           82,666              (93,944)           42,722
SEPTEMBER  30,
2000
ISSUANCE  OF          814,167        375,185          (82,666)                   0           292,519
COMMON  STOCK  FOR
CASH
NET  LOSS                   0              0                0              (335,926)       (335,926)
-
--------

BALANCE,            1,354,167       $429,185      $         0          $   (429,870)    $      (685)
SEPTEMBER  30,
2001
=
========


SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                                               4



                                URBANESQ.COM  INC.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                            STATEMENTS  OF  CASH  FLOWS
      PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST 25, 2000) TO SEPTEMBER 30, 2001

=
===================

                                                                                            CUMULATIVE

                                                                                                  FROM
                                                                    THIRTY-SIX
                                                                                             INCEPTION
                                                   YEAR  ENDED       DAYS  ENDED
                                                                                                    TO
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                                                        SEPTEMBER  30,
                                                      2001             2000                       2001
-
-------------------



OPERATING  ACTIVITIES
  NET  LOSS                                    $   (335,926)        $   (93,944)         $   (429,870)
  NON-CASH EXPENSES                                  14,345              54,000                14,345

CHANGES  IN  OPERATING
ASSET  AND  LIABILITIES
  ACCOUNTS RECEIVABLE                                (4,534)                  0                (4,534)
  ACCOUNTS  PAYABLE  AND
    ACCRUED LIABILITIES                              41,184                   0                41,184
-
-------------------

NET  CASH  USED  BY  OPERATING  ACTIVITIES         (284,931)            (39,944)             (378,875)
-
-------------------

INVESTING  ACTIVITY
  FIXED ASSETS ACQUIRED                             (72,865)                  0               (72,865)
-
-------------------

FINANCING  ACTIVITIES
  ISSUANCE OF COMMON SHARES FOR CASH                 250,185             82,666               429,185
  SHARES SUBSCRIBED                                   42,334                  0                     0
  LOAN PROCEEDS                                       23,400                  0                23,400
-
-------------------

                                                     315,919             82,666               452,585
-
-------------------


NET INFLOW (OUTFLOW) OF CASH                         (41,877)            42,722                   845
-
-------------------
CASH, BEGINNING OF PERIOD                             42,722                  0                     0
-
-------------------


CASH, END OF PERIOD                              $       845        $    42,722           $       845
=
===================


SUPPLEMENTAL  INFORMATION

  INTEREST PAID                                  $         0         $        0           $         0
  INCOME TAXES PAID                                        0                  0                     0
  NON-CASH  INVESTING  AND  FINANCING  ACTIVITIES

    SHARES ISSUED FOR SERVICES ON INCORPORATION            0             54,000                54,000
=
===================


SEE  NOTES  TO  FINANCIAL  STATEMENTS.


                                                                               5

                                URBANESQ.COM  INC.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                          NOTES  TO  FINANCIAL  STATEMENTS
                               SEPTEMBER  30,  2001



1.   ORGANIZATION  AND  BASIS  OF  PRESENTATION

     THE COMPANY WAS INCORPORATED AUGUST 25, 2000 UNDER THE LAWS OF THE PROVINCE OF ONTARIO, CANADA.

     THE COMPANY'S PREMISES ARE LOCATED IN CANADA AND THE FUNCTIONAL CURRENCY IS THE CANADIAN DOLLAR. THE FINANCIAL STATEMENTS ARE PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA AND ARE PRESENTED IN CANADIAN DOLLARS.

     A DEVELOPMENT STAGE COMPANY DEVOTES ITS ACTIVITIES TO INVESTIGATING BUSINESS OPPORTUNITIES. PLANNED PRINCIPAL ACTIVITIES HAVE NOT YET BEGUN. THE ABILITY OF THE COMPANY TO EMERGE FROM THE DEVELOPMENT STAGE WITH RESPECT TO ANY PLANNED PRINCIPAL BUSINESS ACTIVITY IS DEPENDENT UPON ITS SUCCESSFUL EFFORTS TO RAISE ADDITIONAL EQUITY FINANCING AND/OR FIND AN APPROPRIATE MERGER CANDIDATE. THERE IS NO GUARANTEE THAT THE COMPANY WILL BE ABLE TO RAISE ANY EQUITY FINANCING (NOTE 5) HENCE SUBSTANTIAL DOUBT EXISTS REGARDING THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN.

2.   SIGNIFICANT  ACCOUNTING  POLICIES

     (A)  DEPRECIATION

          DEPRECIATION  OF  COMPUTER  EQUIPMENT  COST  IS  CALCULATED  USING THE
          DECLINING  BALANCE  METHOD  AT  A  RATE  OF  30%  PER  ANNUM.

     (B)  USE  OF  ESTIMATES

          THE PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNT OF ASSETS AND LIABILITIES AND DISCLOSURES OF CONTINGENT ASSETS AND LIABILITIES AT THE DATE OF THE FINANCIAL STATEMENTS, AND THE REPORTED AMOUNTS OF REVENUES AND EXPENSES DURING THE REPORTING PERIOD. ACTUAL RESULTS COULD DIFFER FROM THOSE ESTIMATES AND WOULD IMPACT FUTURE RESULTS OF OPERATIONS AND CASH FLOWS.

     (C)  NET  LOSS  PER  SHARE

          NET LOSS PER SHARE CALCULATIONS ARE BASED ON THE WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING DURING THE REPORTING PERIOD.

          (D)  FINANCIAL  INSTRUMENTS

          THE COMPANY'S FINANCIAL INSTRUMENTS CONSIST OF CASH, ACCOUNTS RECEIVABLE, ACCOUNTS PAYABLE AND ACCRUED LIABILITIES AND LOAN PAYABLE. IT IS MANAGEMENT'S OPINION THAT THE COMPANY IS NOT EXPOSED TO SIGNIFICANT INTEREST, CURRENCY OR CREDIT RISKS ARISING FROM THESE FINANCIAL INSTRUMENTS. THE FAIR VALUE OF THESE FINANCIAL INSTRUMENTS APPROXIMATES THEIR CARRYING VALUE.


                                                                               6

                                URBANESQ.COM  INC.
                          (A  DEVELOPMENT  STAGE  COMPANY)
                          NOTES  TO  FINANCIAL  STATEMENTS
                               SEPTEMBER  30,  2001



3.   EQUIPMENT



                                       2001     2000
                                    ---------  -----

COMPUTER  EQUIPMENT              $  72,865   $     0
----------------------------------  ---------  -----
LESS:  ACCUMULATED  DEPRECIATION   (14,345)        0
-------------------------------     ---------  -----

                                 $   58,520  $     0
                                   ---------   -----



4.   INCOME  TAXES

     THE COMPANY HAS OPERATING LOSSES WHICH MAY BE CARRIED FORWARD TO APPLY AGAINST FUTURE YEARS' TAXABLE INCOME. THE TAX EFFECT HAS NOT BEEN RECORDED IN THESE FINANCIAL STATEMENTS.

     THE  COMPONENTS  OF  FUTURE  INCOME  TAX  ASSETS  ARE  AS  FOLLOWS:



                                          2001      2000
                                      ----------  ------

FUTURE  INCOME  TAX  ASSETS
---------------------------------
  NON-CAPITAL  LOSS  CARRY  FORWARDS $  429,870   $    0
---------------------------------     ----------  ------
  APPROPRIATE  TAX  RATE                    45%      45%
---------------------------------     ----------  ------


                                        193,500        0
                                      ----------  ------
LESS:  VALUATION  ALLOWANCE            (193,500)       0
---------------------------------     ----------  ------


TAX  ASSETS                          $        0   $    0
---------------------------------    ----------   ------



     THE  LOSSES  EXPIRE  AT  THE  END  OF  2008.

5.   SUBSEQUENT  EVENT

     IN  AN  AGREEMENT  DATED  OCTOBER  18,  2001:

     (I) THE SHAREHOLDERS OF THE COMPANY AGREED TO EXCHANGE ALL OF THEIR SHARES OF THE COMPANY BEING 1,354,167 SHARE'S FOR 6,500,000 SHARES OF KETTLE RIVER GROUP'S INC. ("KTLR"), A NEVADA CORPORATION, (THE "EXCHANGED SHARES") REPRESENTING 52% OF ALL OF THE ISSUED AND OUTSTANDING SHARES IN KTLR IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE EXCHANGE. KTLR IS A DEVELOPMENT STAGE COMPANY TRADED ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS' OVER-THE-COUNTER BULLETIN BOARD.

      (II) ONCE THE EXCHANGED SHARES ARE DELIVERED TO THE SHAREHOLDERS OF THE COMPANY, THE AGGREGATE NUMBER OF ISSUED AND OUTSTANDING SHARES IN KTLR WILL BE 12,500,000.


                                                                               7

     KETTLE  RIVER  GROUP  INC.
     (A  DEVELOPMENT  STAGE  COMPANY)
     PRO  FORMA  CONSOLIDATED  BALANCE  SHEETS
     SEPTEMBER  30
     (U.S.  DOLLARS)

                                                                             2001       2000      1999
                                                                        ----------  --------  --------

ASSETS

CURRENT
  Cash                                                                   $     558   $64,790   $     0
  Accounts receivable                                                        2,992         0         0
  Prepaid expenses                                                               0         0         0
                                                                             3,550    64,790         0
                                                                        ----------  --------  --------
FIXED ASSETS                                                                38,621         0         0
----------------------------------------------------------------------  ----------  --------  --------
LICENSE                                                                          0         0         0
----------------------------------------------------------- ----------  ----------  --------  --------


                                                                         $  42,171   $64,790   $     0

LIABILITIES

CURRENT
  Accounts payable and accrued liabilities                               $  65,194   $ 1,200   $ 1,200
  Loan payable                                                              15,444         0         0

                                                                            80,638     1,200     1,200
STOCKHOLDERS' EQUITY (DEFICIENCY)
COMMON STOCK
  Authorized


   25,000,000  Shares of common stock with a par value of $0.001 each
  ISSUED AND OUTSTANDING
     12,500,000 Common shares  (4,500,000 prior )                           11,000     4,500     4,500
------------------------------------------------------- --------------  ----------  --------  --------
ADDITIONAL PAID-IN CAPITAL                                                 276,837    64,790        75
-------------------------------------------------------- -------------  ----------  --------  --------
DEFICIT ACCUMULATED DURING THE DEVELOPMENT
--------------------------------------------------------- -------------
   STAGE OF OPERATIONS                                                   (326,304)   (5,775)   (5,775)
----------------------------------------------------------------------  ----------  --------  --------

                                                                          (38,467)   63,515    (1,200)
                                                                        ----------  --------  --------
                                                                         $  42,171   $64,790   $     0
                                                                         ----------  --------  --------


PREPARED  BY  MANAGEMENT


     KETTLE  RIVER  GROUP  INC.
     (A  DEVELOPMENT  STAGE  COMPANY)
     PRO  FORMA  CONSOLIDATED  STATEMENT  OF  OPERATIONS
     PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  18,  1999)  TO  SEPTEMBER  30,  2001
     (U.S.  DOLLARS)


                                                                                            CUMULATIVE
                                                                                                  FROM
                                                                                             INCEPTION
                                                                                                    TO
                                                 YEARS AND PERIOD ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                     2001             2000         1999          2001
                                                                             -----------  ------------

EXPENSES
  Website                                          $92,166           $    0        $   0   $    92,166
  Events                                            67,344                0            0        67,344
  Salaries development                              65,670                0            0        65,670
  Travel and promotion                              21,703                0            0        21,703
  License written off                                  500                0        2,000         2,500
  Professional fees                                 31,453                0            0        31,453
  Depreciation                                       9,469                0            0         9,469
  Office, rent and admin                            32,224                0        2,575        32,224
  Transfer agent fees                                    0                0        1,200         1,200
  Amortization                                           0                0            0             0


NET LOSS                                        $   (320,529)        $     (0)   $ (5,775)  $(326,304)


Basic and diluted
  Net loss per share                            $    (0.0620)        $(0.0000)   $(0.0013)


SHARES USED IN BASIC
  AND DILUTED PER SHARE
  COMPUTATION                                       5,166,667       4,500,000   4,500,000


 .

PREPARED  BY  MANAGEMENT


     KETTLE  RIVER  GROUP  INC.
     (A  DEVELOPMENT  STAGE  COMPANY)
     PRO  FORMA  CONSOLIDATED  STATEMENT  OF  STOCKHOLDERS'  EQUITY
     PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  18,  1999)  TO  SEPTEMBER  30,  2001
     (U.S.  DOLLARS)



                                                                                                Total

                                     Common        Stock      Additional                 Stockholders'

                                     Number                    Paid-in     Accumulated         Equity

                                    of Shares      Amount      Capital     Deficit        (Deficiency)




Inception August 18, 1999                 0   $         0      $    0      $      0           $       0

Issuance of common stock

For organizational cost           2,500,000         2,500          75          0                 2,575

For license                       2,000,000         2,000           0          0                 2,000

Net loss September 30, 1999               0             0           0     (5,775)              (5,775)



Balance, September 30, 1999         4,500,000         4,500        75          (5,775)        (1,200)

Net loss September 30, 2000                 0             0         0               0              0


Balance, September 30, 2000         4,500,000         4,500        75          (5,775)        (1,200)
Forward split 3 for 1               9,000,000             0         0               0              0
Net loss September 30, 2001                 0             0         0        (320,529)      (320,529)
Issuance of common stock to acquire
  Urbanesq.com Inc.                 6,500,000         6,500         0               0          6,500
Cancellation of common stock       (7,500,000)            0         0               0              0
Acquired on consolidation                   0             0   276,762               0        276,762


Balance, September 30, 2001        12,500,000   $    11,000  $276,837  $     (326,304)  $     38,467
------------------------------ - -------------  -----------  --------  ---------------  -------------


PREPARED  BY  MANAGEMENT


KETTLE  RIVER  GROUP  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
PRO  FORMA  CONSOLIDATED  STATEMENT  OF  CASH  FLOWS
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  18,  1999)  TO  SEPTEMBER  30,  2001
(U.S.  DOLLARS)


                                                                                            CUMULATIVE
                                                                                                  FROM
                                                                                             INCEPTION
                                                                                                    TO
                                                 YEARS AND PERIOD ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                        2001             2000      1999          2001
                                                                                --------  ------------


OPERATING ACTIVITIES
  Net loss                          $(320,529)               $      (0)          $(5,775) $  (326,304)
  Non-cash expenses                     9,469                        0             4,575       14,044
ACQUIRED ON CONSOLIDATION             208,980                   64,790                 0      273,770
CHANGES IN OPERATING
  ASSET AND LIABILITIES
    Accounts payable and
      accrued liabilities              63,994                        0             1,200        65,194
                                      (38,086)                  64,790                 0        26,704
                       --------------------------------------  ---------------  --------  ------------


FINANCING ACTIVITIES                        0                        0                 0             0
 --------------------  --------------------------------------  ---------------  --------  ------------
  FIXED ASSETS                        (48,090)                       0           (48,090)
 --------------------  --------------------------------------  ---------------            ------------

INFLOW OF CASH                              0                        0                 0             0
  Issuance of common shares             6,500                        0             4,500         6,500
  Increase in loans                    15,444                        0                 0        15,444
                                      (26,146)                       0                 0      (26,146)
                       --------------------------------------  ---------------  --------  ------------
NET CHANGE IN CASH                    (64,232)                  64,790                 0           558
---------------------  --------------------------------------  ---------------  --------  ------------

CASH, BEGINNING                        64,790                        0                 0             0

CASH, ENDING                       $      558              $    64,790           $     0      $    558
---------------------  --------------------------------------  ---------------  --------  ------------


SUPPLEMENTAL INFORMATION
  Interest paid                    $        0              $         0           $     0      $      0
  Income taxes paid                $        0              $         0           $     0      $      0
  Non-cash investing and financing
   activities:
     Shares issued to
       acquire subsidiary          $    6,500              $         0           $     0      $  6,500
     Shares issued for
       organizational costs        $        0              $         0           $ 2,500      $  2,500
    Shares issued for
      acquisition of
      license                      $        0              $         0           $ 2,000      $  2,000
  Organizational costs
   paid by a director on
   behalf of the Company           $        0              $         0           $    75      $     75



                                                                               6

PREPARED  BY  MANAGEMENT

KETTLE  RIVER  GROUP  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  PRO  FORMA  CONSOLIDATED  FINANCIAL  STATEMENTS
PERIOD FROM DATE OF INCEPTION (AUGUST 18, 1999) TO SEPTEMBER 30, 2001 (U.S. DOLLARS)



1.     ORGANIZATION  AND  BASIS  OF  PRESENTATION

These PRO FORMA consolidated financial statements include the accounts of Kettle River Group Inc. ("the Company") and Urbanesq.com, Inc. The Company is located in Canada with all figures translated into United States dollars. The acquisition by the Company of Urbanesq.com, Inc. is recorded as a purchase. The shareholders of Urbanesq.com, Inc. became the majority shareholders of the Company (a reverse take over). As a result, the accounting records of Urbanesq.com, Inc. (the subsidiary company) carry forward as the primary accounting records of the consolidated company.

These PRO FORMA consolidated financial statements are intended to reflect the books and records of the Company as those records would look on the completion of all of the transactions contemplated and disclosed elsewhere in the PRO FORMA consolidated financial statements. These PRO FORMA consolidated financial statements should be read in conjunction with the Company's year end audited December 31, 2000 (non-consolidated) financial statements filed with its Form 10-SB with the SEC.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

(a)     Foreign  currency  translation

The Company's operations and activities are conducted principally in Canada, hence the Canadian dollar is the functional currency, which is translated into U.S. dollars as follows:

(i) Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;
(ii) Non-monetary assets and liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumptions of the liabilities; and
(iii) Revenues and expenditures at the average rate of exchange for the year. Gains and losses arising from this translation of foreign currency will be accounted for as other comprehensive income (loss).

(b)     Net  loss  per  share

Net loss per share calculations are based on the weighted average number of common shares outstanding during the period.

(c)     Use  of  estimates

The preparation of PRO FORMA, consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the amounts of revenues and expenses during the period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

(d)     Financial  instruments

The Company's financial instruments consist of current assets and current liabilities. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.

EXHIBITS

EXHIBIT  NO.                DESCRIPTION
------------                -----------
2 Agreement and Plan of Exchange By and Between Kettle River Group Inc. and Urbanesq.com, Inc. dated October 18, 2001

16 Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing

99 News Release - Kettle River Group Inc. announces acquisition of Urbanesq.com Inc

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Effective October 29, 2001, the Company has changed, by resolution of the Board of Directors pursuant to Section 7.06 of the Company's Bylaws, its fiscal year end from December 31st to September 30th. Hereafter, the Company will file quarterly reports on Form 10-QSB for periods ending December 31st, March 31st and June 30th, and an annual report on Form 10-KSB for the year ending September 30th. The Company will file a transition report on Form 10-KSB for the year ended September 30, 2001 within the prescribed period of time.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KETTLE  RIVER  GROUP  INC.


NOVEMBER 1,  2001                                  By:      /s/ Michael McGrath
------------------                                      ------------------------
         (Date)                                     Name:      Michael  McGrath
                                                               ----------------
                                                     Its:            President
                                                          --------------------


                                  EXHIBIT INDEX


EXHIBIT  NO.                DESCRIPTION
------------                -----------
2 Agreement and Plan of Exchange By and Between Kettle River Group Inc. and Urbanesq.com, Inc. dated October 18, 2001

16 Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing

99 News Release - Kettle River Group Inc. announces acquisition of Urbanesq.com Inc




                                    EXHIBIT 2
                       VOLUNTARY SHARE EXCHANGE AGREEMENT
                                 BY AND BETWEEN
                             KETTLE RIVER GROUP INC.
                                       AND
                                URBANESQ.COM INC.
                                       AND
                      THE SHAREHOLDERS OF URBANESQ.COM INC.

THIS VOLUNTARY SHARE EXCHANGE AGREEMENT (Agreement) is entered into and effective as of the 18th day of October, 2001, by and among Kettle River Group Inc., a Nevada corporation (Kettle River), located at 141, 757 West Hastings Street, Suite 676, Vancouver, British Columbia, V6C 1A1, Canada, and Urbanesq.com Inc., an Ontario, Canada corporation (Urbanesq), located at 488 Huron Street, Toronto, Ontario, M5R 2R3, Canada, and the shareholders of
Urbanesq (the Shareholders), located at the addresses provided in Exhibit A, which is attached hereto and incorporated herein by reference (Kettle River, Urbanesq and the Shareholders collectively, the Parties).

WHEREAS, Kettle River is a company duly incorporated in the State of Nevada, is in good standing and is a fully reporting company under the Securities Exchange Act of 1934, as amended (the Exchange Act); and

WHEREAS, Urbanesq is a private company duly incorporated in the Province of Ontario, Canada and is in good standing; and

WHEREAS, Urbanesq and Kettle River have agreed to the acquisition of Urbanesq by Kettle River through a voluntary share exchange of the all of the outstanding stock of Urbanesq for an aggregate of six million and five hundred thousand shares of the Common Stock of Kettle River, which will operate as parent of Urbanesq immediately following the voluntary share exchange; and

WHEREAS, Urbanesq's Shareholders will receive 4.8 shares of Common Stock of Kettle River for each share of Urbanesq that they hold; and

WHEREAS, immediately following the Exchange (as defined in Section 1), Kettle River will purchase and cancel 7,500,000 shares of its common stock from its current shareholders, thereby ensuring that the Shareholders have a controlling interest in Kettle River; and

WHEREAS, the Shareholders will select either one third or two fifths of the members of the Board of Directors of Kettle River immediately following the Exchange; and

WHEREAS, the Parties expect that the Exchange will further certain of their business objectives; and

NOW, THEREFORE, in consideration of these premises and the mutual promises made herein, and in consideration of the representations, warranties and covenants herein, the Parties agree as follows:
1. Definitions.

1.1.Exchange  means  the  voluntary  share exchange between Kettle River and the
    --------
 Shareholders;

1.2.Kettle  River Common Stock means the common stock of Kettle River, par value
    --------------------------
 $0.001  per  share.

1.3.Kettle  River  Share  means  any  share of the Common Stock of Kettle River.
    --------------------

1.4.Person  means  an  individual, a partnership, a corporation, an association,
    ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency or political subdivision  thereof).

1.5.SEC  means  the  U.S.  Securities  and  Exchange  Commission.
    ---

1.6.Security Interest means any mortgage, pledge, lien, encumbrance, charge, or ------------------ other security interest, other than (a) mechanics, materialmens, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

1.7.Subsidiary  means  any  corporation  Person  (or  a Subsidiary thereof) with
    ----------
 respect to which a specified corporation owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a  majority  of  the  directors.

1.8.Urbanesq  Share  means  any  share  of  the  Common  Stock  of  Urbanesq.
    ---------------

2. BASIC  TRANSACTION.

2.1The Voluntary Share Exchange. The Parties have deemed it advisable and in the ------------------------------ best interests of the Parties, respectively, that Urbanesq be acquired by Kettle River (the Acquisition). The Parties desire to accomplish the Acquisition by conducting a voluntary share exchange between the Shareholders and Kettle River, whereby Kettle River will authorize the offer and issuance of an aggregate of six million and five hundred thousand (6,500,000) shares of its Common Stock to the Shareholders in exchange for all of the outstanding capital stock of Urbanesq held by the Shareholders.

2.2 Exchange Rate. Four and eight tenths shares of Common Stock of Kettle River -------------- will be issued and exchanged for each share of Common Stock of Urbanesq outstanding on the date of this Agreement. Attached as Exhibit A is a schedule showing the share position of the Shareholders in Urbanesq and the number of shares of Kettle River Common Stock each will be offered.

2.3 Actions Prior to Closing. Prior to Closing, (i) Kettle River shall have --------------------------- available six million and five hundred thousand (6,500,000) authorized shares of its Common Stock and (ii) shall make available information about Kettle River and the offering of its Common Stock as well as answer any questions the Shareholders may have.

2.4 The Closing. The closing of the transactions contemplated by this Agreement ------------ (the Closing) shall take place at the offices of Ogden Murphy Wallace, PLLC, in Seattle, Washington, commencing at 9:00 a.m. local time on the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the Closing Date).

2.5 Actions at the Closing. At the Closing, (i) Urbanesq will deliver to Kettle ------------------------- River the various certificates, instruments and documents referred to in Section 6.1 below, and (ii) Kettle River will deliver to Urbanesq the various certificates, instruments and documents referred to in
Section 6.2 below. 2.7.Selection of Directors to Serve on Board of Directors of Kettle River.
---------------------------------------------------------------------------  On
the Closing Date, the Shareholders shall be entitled to select either one third or two fifths of the members of the Board of Directors of Kettle River, which Board shall not consist of less than three members.

3. REPRESENTATIONS AND WARRANTIES OF URBANESQ AND THE SHAREHOLDERS. Urbanesq and the Shareholders represent and warrant to Kettle River that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

3.1 Organization, Qualification and Corporate Power. Urbanesq is a corporation --------------------------------------------------- duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada. Urbanesq is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Urbanesq has full power and authority to enter into and perform the transactions contemplated by this Agreement.

3.2 Capitalization. As of the date of this Agreement, the entire authorized -------------- capital stock of Urbanesq consists of an unlimited number of Common Shares, no par value, of which 1,354,167 shares are issued and outstanding. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Urbanesq to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Urbanesq.

3.3 Authorization of Transaction. Urbanesq has full power and authority (including ----------------------------- full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Exchange cannot be consummated unless and until each of the Shareholders signs this Agreement and executes a Subscription Agreement for the Kettle River Common Stock. This Agreement constitutes the valid and legally binding obligation of Urbanesq and the Shareholders, enforceable in accordance with its terms and conditions.

3.4 Noncontravention. Neither the execution and the delivery of this Agreement, ---------------- nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Urbanesq or the Shareholders are subject or any provision of the charter or bylaws of Urbanesq or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Urbanesq or the Shareholders are party to or by which they are bound or to which any of Urbanesq's assets is subject (or result in the imposition of any Security Interest upon any of Urbanesq's assets). Other than in connection with the provisions of Ontario, Canada law, Urbanesq or the Shareholders are not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

3.5 Intellectual Property. Urbanesq owns all rights and title to its personal ---------------------- network computing device known as the Hipster, which enables portable individual and group communication using existing wireless and radio frequency networks, including any components thereof, trademarks, copyrights and know how. Urbanesq has put in place the support for the Hipster, either by way of direct development or by way of third party relationships, that will enable the Hipster to deliver entertainment, information and music by offering text messaging, digital music content and an Internet browser designed to appeal to specific demographic markets.

3.6 Assets. Urbanesq covenants that its assets consist of those identified in ------ Exhibit C, attached hereto and incorporated herein by reference.

3.7 Financial Statements. Urbanesq will deliver to Kettle River copies of the --------------------- following financial statements for Urbanesq and any respective subsidiaries: Audited financial statements for the year ended August 31, 2001.

3.8 Undisclosed Liabilities. Urbanesq has no liability (whether known or unknown, ------------------------ whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the most recent fiscal quarter ended and (ii) liabilities which have arisen after the most recent fiscal quarter ended in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

3.9 Brokers Fees. Urbanesq has no liability or obligation to pay any fees or ------------- commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.10 Residence of Investors. The Shareholders reside outside of the United States. ------------------------

3.11 Liens and Litigation. Urbanesq has no liens or encumbrances against it or its ---------------------- shares nor does Urbanesq know of any current or intended legal claims against it.

3.12 No Registration Rights. The Shareholders will not have the right to demand ------------------------ that the Kettle River Common Stock they acquire through the voluntary share exchange be registered under the U.S. Securities Act of 1933, as amended. Urbanesq and the Shareholders understand the meaning and legal consequences of the representations and warranties contained in this Section 3 and agree to indemnify, defend and hold harmless Kettle River and each director, officer and shareholder thereof from and against any and all loss, damage or liability (including without limitation attorneys fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Urbanesq or the Shareholders do not waive any rights granted to them under federal or state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF KETTLE RIVER. Kettle River represents and warrants to Urbanesq and the Shareholders that the statements contained in this
Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section  4).

4.1 Organization. Kettle River is a corporation duly organized, validly existing ------------ and in good standing under the laws of the State of Nevada.

4.2 Capitalization. The entire authorized capital stock of Kettle River consists -------------- of 25,000,000 shares of Common Stock, having a par value of $0.001 per share, of which 13,500,000 are duly issued and outstanding as of the date of this Agreement. The outstanding shares of Kettle River have been validly issued by it and are fully paid and non assessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Kettle River to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Kettle River.

4.3 Authorization of Transaction. Kettle River has full power and authority ------------------------------ (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Kettle River, enforceable in accordance with its terms and conditions.

4.4 Noncontravention. To the knowledge of any director or officer of Kettle ---------------- River, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Kettle River is subject or any provision of the charter or bylaws of Kettle River or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Kettle River is a party or by which it is bound or to which any of its assets is subject except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the knowledge of any director or officer of Kettle River, and other than in connection with the provisions of Nevada law, Kettle River does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

4.5 OTC Bulletin Board Listing. Kettle River has made all filings and done all ----------------------------- things necessary to maintain its listing on the NASD's Over the Counter

4.6 Bulletin Board. Brokers Fees. Kettle River has no liability or obligation to pay any fees or ------------- commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

4.7 Liens and Litigation. Kettle River has no liens or encumbrances against it or ---------------------- its shares nor does Kettle River know of any current or intended legal claims against it.

4.8 Restricted Stock. The shares of Kettle River Common Stock have not been ----------------- registered under the Act, nor under any state securities laws. An investment in such shares has not been approved by the SEC or by any state securities commission or similar body. Any representation to the contrary is unlawful. Kettle River understands the meaning and legal consequences of the representations and warranties contained in this Section 4 and agrees to indemnify, defend and hold harmless Urbanesq, and each director and officer thereof, and the Shareholders from and against any and all loss, damage or liability (including without limitation attorneys fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Kettle River does not waive any rights granted to it under U.S. federal or state securities laws.

5. COVENANTS. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

5.1 General. Each of the Parties will use its best efforts to take all action and ------- to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

5.2 Notices and Consents. Each of the Parties will give any notices to third ---------------------- parties, and will use its reasonable best efforts to obtain any third party consents in connection with the matters referred to in
Section  3.4  and  Section  4.4  above.

5.3 Regulatory Matters and Approvals. Each of the Parties will give any notices ----------------------------------- to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3.4 and Section 4.4 above.

6.  CONDITIONS  TO  OBLIGATION  TO  CLOSE.

6.1 Conditions to Obligation of Kettle River. The obligation of Kettle River to -------------------------------------------- consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions by Urbanesq and the Shareholders:
6.1.1 this Agreement and the Exchange shall have been approved by unanimous consent of the directors of Urbanesq;
6.1.2.Urbanesq  shall have procured all of the third party consents specified in
Section  5  above,  if  any;
6.1.3 Urbanesq shall file with the Province of Ontario the necessary documents to effect the share exchange, if any;
6.1.4 the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;
6.1.5 the Shareholders shall each deliver to Kettle River a signed Subscription Agreement, the form of which is attached hereto as Exhibit B;
6.1.6 Urbanesq shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
6.1.7 No action, suit, or proceeding shall be pending or threatened before any court or quasi judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of Kettle River to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);
6.1.8 Urbanesq and the Shareholders shall have delivered to Kettle River a certificate to the effect that each of the conditions specified above in Section
6.1  are  satisfied  in  all  respects;  and
6.1.9 all actions to be taken by Urbanesq and the Shareholders in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Kettle River.
Kettle River may waive any condition specified in this Section 6.1 if it executes a writing so stating at or prior to the Closing.

6.2 Conditions to Obligation of Urbanesq and the Shareholders. The obligation of ------------------------------------------------------------- Urbanesq and the
Shareholders to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions by Kettle River:
6.2.1 this Agreement and the Exchange shall have been approved by unanimous consent of the directors of Kettle River;
6.2.2 Kettle River shall have procured all of the third party consents specified in Section 5 above, if any;
6.2.3 Kettle River shall file with the Secretary of State of Nevada the necessary documents to effect the share exchange, if any;
6.2.4 the representations and warranties set forth in Section 4 above shall be true and correct in all material respects through the Closing;
6.2.5 Kettle River shall deliver to the Shareholders certificates representing that number of Kettle River Shares to be issued to each of the Shareholders; Kettle River shall purchase and cancel 7,500,000 shares of its outstanding
Common  Stock  that  are  surrendered  by  several  of  its  shareholders;
6.2.6 Kettle River shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
6.2.7 No action, suit, or proceeding shall be pending or threatened before any court or quasi judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);
6.2.8 Kettle River shall have delivered to Urbanesq a certificate to the effect that each of the conditions specified above in Section 6.2 are satisfied in all respects; and
6.2.9 all actions to be taken by Kettle River in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to Urbanesq and the Shareholders. Urbanesq and the Shareholders may waive any condition specified in this Section

6.2  if  each  executes  a  writing  so  stating  at  or  prior  to the Closing.

TERMINATION.
Termination  of  Agreement.  Either  Urbanesq or Kettle River may terminate this
--------------------------
Agreement with the prior authorization of its board of directors (whether before or after the Shareholders execute this Agreement) as provided below: Urbanesq and Kettle River may terminate this Agreement by mutual written consent at any time prior to the Closing Date; Kettle River may terminate this Agreement by giving written notice to Urbanesq and the Shareholders at any time prior to the Closing Date (A) in the event Urbanesq or the Shareholders have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Kettle River has notified Urbanesq and the Shareholders of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 31, 2001, by reason of the failure of any condition precedent under Section 6.1 hereof (unless the failure results primarily from Kettle River breaching any representation, warranty, or covenant contained in this Agreement); or Urbanesq may terminate this Agreement by giving written notice to Kettle River at any time prior to the Closing Date (A) in the event Kettle River has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Urbanesq has notified Kettle River of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 31, 2001, by reason of the failure of any condition precedent under Section 6.2 hereof (unless the failure results primarily from Urbanesq or the Shareholders breaching any representation, warranty, or covenant contained in this Agreement).
Effect  of  Termination.  If  Kettle  River or Urbanesq terminate this Agreement
-----------------------
pursuant to this Section 7, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

MISCELLANEOUS.
Survival.  None  of the representations, warranties and covenants of the Parties
--------
(other than the provisions in this Agreement concerning the issuance of Kettle River Common Stock) will survive the Closing Date.

Entire  Agreement.  This  Agreement (including the documents referred to herein)
-----------------
constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.
Succession  and  Assignment.  This  Agreement shall be binding upon and inure to
---------------------------
the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.
Implementation.  Each  of  the  Parties  shall  take,  or cause to be taken, all
--------------
actions or do, or cause to be done, all things necessary, proper or advisable under the laws of the State of Nevada and the Province of Ontario, including executing the necessary corporate consents for each Constituent Corporation, to consummate the Exchange.
Amendments  and  Waivers.  The  Parties may mutually amend any provision of this
------------------------
Agreement at any time prior to the Closing Date with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the laws of the State of Nevada. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Governing Law. This Agreement shall be governed by and construed in accordance -------------- with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

Attorneys Fees. In any action at law or in equity to enforce any of the --------------- provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expense and reasonable attorneys fees incurred therein by the prevailing party, including costs, expenses and attorneys fees incurred on appeal.

Counterparts  and  Facsimile  Signatures.  This  Agreement  may  be  signed  in
----------------------------------------
counterparts, each of which shall be an original, but all of which shall constitute one and the same document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.
Severability.  Any  term  or  provision  of  this  Agreement  that is invalid or
------------
unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Expenses.  Each  of  the Parties will bear its own costs and expenses (including
--------
legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.
Construction.  The  Parties  have  participated  jointly  in the negotiation and
------------
drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.
Headings.  The  section  headings  contained  in this Agreement are inserted for
--------
convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
Recitals.  All  recitals  shall  be  construed  as  part  of  this  Agreement.
--------
Notices.  All  notices  shall  be  in  writing  and shall be deemed to have been
-------
sufficiently given or served (i) immediately, when personally delivered, (ii) within three (3) days after being deposited in the United States mail, by registered or certified mail, or (iii) within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below. If to Kettle
River:                          Kettle  River  Group  Inc.
                      141,  757  West  Hastings  Street,  Suite  676
                         Vancouver,  British  Columbia,  V6C  1A1
                                                                         CANADA
                                                        Phone:  604.681.7806
                                                           Fax:  604.683.0728

If  to  Urbanesq:                                    Urbanesq.com  Inc.
                                                               488  Huron Street
                                               Toronto,  Ontario  M5R  2R3
                                                                          CANADA
                                                      Phone:  (416)  966  2188
                                                          Fax:  (416)  324  1319

If  to  the  Shareholders:       At  the  addresses  listed  in  Exhibit  A.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first set forth above.


KETTLE  RIVER  GROUP  INC.,              URBANESQ.COM  INC.,
a  Nevada corporation                             an Ontario, Canada corporation


By:__________________
   ------------------
Name:  Christine  Cerisse
Its:  President

By:__________________
Name:  Michael  McGrath
Its:  President

SHAREHOLDERS  OF  URBANESQ:

ACENETX,  INC.
By:__________________
Name:
Its:

W.  ANDERSON  &  ASSOCIATES
By:___________________________
Name:
Its:

FLYPAPER  CREATIONS  INC.
By:___________________________
Name:
Its:

STEINBERG  HATHAWAY  INC.
By:___________________________
Name:
Its:

CLAYTON  STEINBERG  PRODUCTIONS  INC.
By:____________________________
Name:
Its:

MANUMIT  ENTERPRISES  INC.
By:____________________________
Name:
Its:

TROPICAL  II  VENTURES  (BAHAMAS)  LTD.
By:____________________________
Name:
Its:

RYSCO  INVESTMENTS  LTD.
By:_____________________________
Name:
Its:

PICKWICK  COMPANY
By:_____________________________
Name:
Its:

PEGASUS  INVESTMENTS  LIMITED
By:_____________________________
Name:
Its:

                                    EXHIBIT A
                         Urbanesq.com, Inc. Shareholders





     Urbanesq      Percentage      Number  of
     Shares      Urbanesq      Kettle  River
       Name       Address      Held      of  Shares      Shares



1     AcenetX, Inc.                50, 000      3.69%    240, 000
2     W. Anderson &                50, 000      3.69%    240, 000
       Associates
3.    Flypaper Creations Inc.      50, 000      3.69%    240, 000
4     Steinberg Hathaway Inc.     460, 000     33.97%  2,208, 000
5     Clayton Steinberg            50, 000      3.69%    240, 000
       Productions Inc.
6     Manumit Enterprises         340, 000     25.11%  1,632, 000
       Inc.
7     Tropical II Ventures        125, 000      9.23%    600, 000
       (Bahamas) Ltd
8     Rysco Investments Ltd        70, 000      5.17%    336, 000
9     Pickwick Company            104, 167      7.69%    500, 000
10   Pegasus Investments Ltd.      55, 000      4.06%    264, 000

       TOTAL                   1, 354, 167     100.0%  6,500, 000



                                    EXHIBIT B
                             Subscription Agreement

EXHIBIT  B

SUBSCRIPTION  AGREEMENT
-----------------------

SUBSCRIPTION AGREEMENT made as of this 18th day of October, 2001, between KETTLE RIVER GROUP INC., a Nevada corporation (the Company), and the undersigned subscriber (the Subscriber). The Company desires to offer its shares in exchange for the shares of Urbanesq.com Inc. (Urbanesq) by issuing up to 6,500,000 shares of Common Stock of the Company (the Shares) to shareholders of Urbanesq on the date the Agreement and Plan of Exchange with Urbanesq was executed. The Subscriber desires to acquire that number of Shares set forth on the signature page hereof in exchange for the number of Urbanesq shares as set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY THE SUBSCRIBER 1.1.Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to acquire and the Company agrees to issue that number of Shares as equals the number of shares of Common Stock of Urbanesq that he or she holds as set forth upon the signature page hereof.
1.2.The Subscriber recognizes that the acquisition of Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) she or he may not be able to liquidate his or her investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) she or he could sustain a complete loss of his or her entire investment.
1.3.The Subscriber represents that (i) she or he is competent to understand and does understand the nature of the investment; and (ii) she or he is able to bear the economic risk of this investment.
1.4.Please  check  the  appropriate  space:
____ The Subscriber represents that she or he is an accredited investor as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the Act). The definition of accredited investor is set forth below.
____  The  Subscriber  represents  that she or he is not an accredited investor.
____ The Subscriber represents that she or he is not a resident of the United States.
The  definition  of  an  accredited  investor  includes  the  following:
An individual having a net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000.
An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his or her net income to reach such level in the current year.
A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares, having total assets in excess of $5,000,000. A bank, savings and loan association or other similar institution (as defined in  Sections  3(a)(2)  and  3(a)(5)(A)  of  the  Act).
An  insurance  company  (as  defined  in  Section  213  of  the  Act).
An  investment  company registered under the Investment Company Act of 1940 (the
 Investment  Company  Act).
A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in  Section  202(a)(22)  of  the  Investment  Advisers  Act  of  1940).
A  Small  Business  Investment  Company  licensed  by  the  U.S.  Small Business
 Administration under Sections 301 (c) or (d) of the Small Business Investment Act of 1958.
A  broker or dealer registered pursuant to Section 15 of the Securities Exchange
 Act  of  1934,  as  amended.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000. An employee benefit plan within the meaning of the Employee Retirement Income
 Security Act of 1974 (ERISA), if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser.
An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000.
A self directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined  in  Rule  501  (a)  of  Regulation  D.
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the shares offered hereby, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that she or he is capable of evaluating the merits  and  risks  of  an  investment  in  the  Shares).
Any  entity  in  which  all  of  the  equity  owners  are  accredited investors.
    1.5.The Subscriber acknowledges that she or he has significant prior investment experience, including investment in non listed and non registered securities  and  that she or he recognizes the highly speculative nature of this investment.
    1.6.The Subscriber hereby represents that she or he has been furnished by the Company during the course of this transaction with all information regarding the Company which she or he had requested or desired to know; that all other documents which could be reasonably provided have been made available for his or her inspection and review; and that she or he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of this offering.
    1.7.The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the
 SEC) because of the Companys representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) and 4(6) of the Act and Regulation
 D or Regulation S (relating to securities offered or sold outside of the United States) (Regulation S) promulgated thereunder. The Subscriber represents that the Shares are being acquired for his or her own account, for investment and not for distribution or resale to others. The Subscriber agrees that she or he will not sell, transfer or otherwise dispose of any of the Shares unless they are registered under the Act or unless an exemption from such registration is available.
    1.8.The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his or her investment intention or Regulation S. In this connection, the Subscriber understands that, if the
 Shares are sold in the United States or to United States residents, it is the position of the SEC that the statutory basis for such exemption would not be present if his or her representation merely meant that his or her present intention was to hold the Shares for a short period, for a deferred sale, for a market rise, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, an acquisition now with an intent to resell would represent an intent inconsistent with his or her representation to the
Company,  and the SEC might regard such a sale, transfer or other disposition as a  deferred  sale  for  which  the  exemption  is  not  available.
    1.9.The Subscriber agrees that the Company may, if it desires, permit the transfer of the Shares by the Subscriber out of his or her name only when his or her request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Act or any applicable state or province blue sky laws (collectively, Securities Laws). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or other disposition of the Securities by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.
    1.10.The Subscriber acknowledges and agrees that the Company is relying on the Subscribers representations contained in this Agreement in determining whether to accept this subscription. The Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close  the  offer  at  any  time.
    1.11.The Subscriber represents and warrants that all representations made by the Sub scriber hereunder are true and correct in all material respects as of the date of execution hereof, and Subscriber further agrees that until the closing on the Shares subscribed for she or he shall inform the Company immediately of any changes in any of the representations provided by the Subscriber hereunder.
2.    TERMS  OF  OFFERING
    2.1.The subscription period will begin as of October 15, 2001 and will terminate upon the occurrence of the earlier of (a) October 17, 2001 or (b) the completion of the acquisition of all Shares pursuant to the Share Exchange with shareholders of Urbanesq (the Offering Expiration Date).
    2.2.The Subscriber hereby agrees to acquire the number of Shares from the Company set forth upon the signature page hereof in exchange for all of his or her shares of Urbanesq Common Stock.
    2.3.Closings on investor subscriptions shall be held as soon as practicable following the Companys acceptance hereof.
    2.4.The  Shares  will  be  offered  and  issued  directly  by  the  Company.
    2.5.The authorized capital stock of the Company consists of one hundred million (100,000,000) shares of Common Stock, par value $0.001 per share, of which, as of the date hereof, thirteen million and five hundred thousand (13,500,000) shares of Common Stock are issued and outstanding. All of the issued and outstanding shares of the Companys Common Stock are duly and validly issued and outstanding and are fully paid and non assessable and free of preemptive rights. None of the outstanding shares of the Companys Common
 Stock has been issued in violation of any preemptive rights of the current or past shareholders of the Company.
3.          RESTRICTIONS  ON  TRANSFER

    3.1.The certificates representing the Shares shall bear the following legend:

THIS  SECURITY  HAS  NOT  BEEN  REGISTERED  WITH  THE  U.S.
 SECURITIES  AND  EXCHANGE  COMMISSION  UNDER  THE  U.S.
SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  ACT)  OR  ANY
OTHER  SECURITIES  AUTHORITIES.  IT  IS  BEING  OFFERED
PURSUANT  TO  AN  EXEMPTION  FROM  REGISTRATION  UNDER
REGULATIONS  PROMULGATED  UNDER  THE  ACT.  IT  MAY
NOT  BE  SOLD  OR  TRANSFERRED  EXCEPT  PURSUANT  TO  AN
EFFECTIVE  REGISTRATION  STATEMENT  OR  AN  EXEMPTION
TO  THE  REGISTRATION  REQUIREMENTS  OF  THOSE  SECURITIES  LAWS.

The Company, in its sole discretion, may place a Blue Sky legend on the certificates in accordance with U.S. State securities laws or as required by applicable securities laws.

    3.2.With respect to the Shares issued by the Company, each Subscriber will be prohibited from selling, transferring, pledging or otherwise disposing of such Shares unless in compliance with the Act and applicable state securities laws. As a result of restrictions on transferability of the Shares, a Subscriber may not be able to liquidate his or her investment and must bear the economic  risk  of  the  investment  for  at  least  one  year.

4.    NOTICES  TO  SUBSCRIBERS
    4.1.The securities have not been registered under the securities laws of any state or province and are being offered and sold in reliance on exemptions from the registration requirements of the securities laws. The securities have not been approved or disapproved by the SEC, or any state or province securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the offering documents. Any representation to the contrary is unlawful.
    4.2.The securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the securities laws, pursuant to registration or exemption therefrom. Subscribers should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.
5.    GENERAL  RELEASE
5.1. Except for a claim for a breach of this Subscription Agreement, Subscriber hereby fully and forever releases Company (including its agents, employees, successors and assigns), waives and acknowledges settlement, satisfaction and receipt in full of (i) any and all sums that may be payable to Subscriber by Urbanesq; and (ii) any and all past, present and future claims, demands, rights, causes of action, and compensation of every kind and nature arising from, but not limited to, any contracts, agreements, or instruments, claims for violation or breach of contract; promissory estoppel; breach of fiduciary duty; fraud; negligence; defamation; violation of any public policy; claims for personal injuries; emotional or mental distress of any kind or nature whatsoever; harassment; violation of any federal or state law or regulation; or otherwise; whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, including without limitation, any and all claims and damages relating to or arising out of any aspect of the litigation (including attorneys fees and litigation costs), whether  asserted  or  unasserted.
5.2. Subscriber hereby agrees to be responsible for all of his or her taxes arising out of this transaction, including any taxes from the issuance of the common stock of the Company. If the Company has any obligation to withhold taxes on behalf of Subscriber, Subscriber agrees to pay the taxes or indemnify and reimburse the Company for any moneys paid on Subscribers behalf by the Company. If Subscriber fails to pay the taxes owed or indemnify or reimburse the Company for any liability resulting from such failure, the Company has the power to stop the transfer of its common stock to Subscriber or to reclaim common stock of the Company from the Subscriber to satisfy the tax liability.
  Subscriber hereby expressly appoints the President of the Company or its successor as his or her attorney for purposes of enforcing this provision, with  full  power  of  substitution  in  the  premises.

6.    MISCELLANEOUS
    6.1Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, and to the Subscriber at hisorher address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which  shall  be  deemed  to  have  been  given  when  received.
    6.2.This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. The respective representations, warranties and covenants of the parties set forth in this Agreement shall survive delivery  of  the  Shares  contemplated  hereunder.
    6.3.This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors  and  assigns.  This  Agreement  sets  forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every  nature  among  them.
    6.4.This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Nevada, without giving effect  to  the  choice  of  law  rules  thereof.
    6.5.This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

ACCEPTED:
--------

KETTLE  RIVER  GROUP  INC.

Date:  ________________
By:__________________
Name    Christine  Cerisse  _______________
     --------------------------------------
Its          President  _____________________
    -----------------------------------------

TO  BE  COMPLETED  BY  SUBSCRIBER(S):

__________________________________           ____________________________
Number  of Kettle River Group Inc. Shares     Number of Urbanesq.com Inc. Shares
Subscribed  For                               Held  and  to  Be  Exchanged  by
                                             Subscriber(s)

__________________________________           _____________________________
Name  of  Subscriber                          Social  Security  or  Other  Tax
[Please  print  exactly  as  name               Identification
should  appear  on  share  certificate          Number  of  Subscriber(s)



___________________________________               _____________________________
-----------------------------------              ------------------------------
Signature  of  Subscriber                                              Date

__________________________________________________________________
Address  of  Subscriber

CERTIFICATE  OF  SIGNATORY

(To  be  completed  if  Units  are
being  subscribed  for  by  an  entity)


I,  _________________________________, am the_________________________(position)

of  _____________________________________________________________  (the Entity).

I  certify  that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to acquire and hold the Shares and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN  WITNESS  WHEREOF, I have set my hand this _____ day of _____________, _____.



______________________________
(Signature)




                                   EXHIBIT 16


                         [LETTERHEAD OF MANNING ELLIOTT]



October  29,  2001


United  States  Securities  and  Exchange  Commission
Division  of  Corporate  Finance
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

To  Whom  It  May  Concern:

We have read Item 4 of Kettle River Group Inc's report on Form 8 K dated October 18, 2001, and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements contained in  the  Form  8  K.

Very  truly  yours,


/s/  Manning  Elliott

CHARTERED  ACCOUNTANTS


EXHIBIT 99
Kettle  River  GROUP  INC.  ACQUIRES  URBANESQ.COm  INC.

LAS  VEGAS, Nevada    (PRNewswire)    October 18, 2001   KETTLE RIVER GROUP INC.
 (OTCBB:KTLR  news)  (the  Company)  is pleased to announce that it has acquired
        ----  ----
Urbanesq.com Inc., a private Ontario, Canada company (Urbanesq). The acquisition was completed through a voluntary share exchange, whereby the shareholders of Urbanesq voluntarily exchanged all of the outstanding common stock of Urbanesq for 6,500,000 shares of common stock of the Company.
Immediately following the share exchange, Urbanesq became a wholly owned subsidiary of the Company and the shareholders of Urbanesq held a majority of the outstanding common stock of the Company.

This business combination positions the Company to enter the market for Personal Mobile Communication Devices (PMCD), specifically for the active young adult and youth market. The company is excited about its product, THE HIPSTER, a new, versatile Personal Network Computer (PNC) that enables portable individual and group communication using existing wireless and Radio Frequency networks. THE HIPSTER product is designed to deliver entertainment, information, and music, by offering text messaging, digital music content, and an Internet browser designed to appeal to specific target markets. The Company plans to make THE HIPSTER unit available to consumers on a monthly and annual subscription basis at low subscription rates and to market it as a promotional item and procurement tool for customers seeking to increase brand recognition.

Following the share exchange, Christine Cerisse resigned as the President and Secretary of the Company, but she will continue as a Director and Treasurer. In addition, she was appointed Chairman of the Board of Directors. The new
President  of  the  Company  is  Michael  McGrath;  he  will be joined by Robert
Vivacqua, Larry Wintemute and Lorne Catling as new Directors for the Company. Robert Vivacqua was appointed Secretary of the Company.

Our Company is very excited about this business combination and we look forward to providing the young active adult segment with a fun and affordable way to share, communicate and remain informed while being entertained, says Christine
 Cerisse.

This News Release contains forward looking statements, which are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Words such as will, plan and similar expressions reflect something other than historical fact and are intended to identify such statements. These forward looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors. The Company undertakes no obligations to revise or update any forward looking statements in order to reflect events or circumstances that may arise after the date of this Press Release.

For  more  information,  please  contact:
KETTLE  RIVER  GROUP  INC.
CHRISTINE  CERISSE
(604)  681  7806
EMAIL:SIERRAINC@TELUS.NET